Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Revenues
Sales of goods	$ 20	$ 88	$ 50	$ 241
Total revenues	20	88	50	241
Operating expenses
Research and development	2,336	1,549	4,066	3,506
General and administrative	2,876	935	4,061	1,729
Marketing
Cost of sales	7	24	36	84
Total expenses	5,219	2,508	8,163	5,319
Loss from operations	(5,199)	(2,420)	(8,113)	(5,078)
Other expense
Operation lease and financial obligations	(6)		(12)
Interest income(cost)	61	1	111	(5)
Loss before income tax	(5,144)	(2,419)	(8,014)	(5,083)
Income tax provision(recovery)
Net loss	$ (5,144)	$ (2,419)	$ (8,014)	$ (5,083)
Net loss per share Basic & Diluted	$ (0.08)	$ (0.04)	$ (0.12)	$ (0.09)
Weighted average number of common shares outstanding Basic & Diluted	68,436	59,273	67,745	58,170